Exhibit 10.25

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

395 Pine Tree Road, Suite 310

                                           Ithaca, New York 14850

                                           p. 607-254-4698

                                           f. 607-254-5454

                                                                                        www.ctl.cornell.edu

October 21, 2019

Jyrki Mattila, PhD

Executive Vice President of Business Development

Recro Pharma, Inc.

490 Lapp Road, Malvern PA 19355

Email: [***]

RE:

AMENDMENT
to the License Agreement by and between Recro Pharma, Inc. and Cornell University, as represented by its Center for Technology Licensing at Cornell University, effective June 30, 2017, and amended effective October 24, 2017, and November 29, 2018 (Cornell Contract #C2017-12-10946)

Effective as of the date of the last signature below (“Third Amendment Date”), the undersigned parties agree to hereby modify the License Agreement referenced above as follows:

1)Paragraph 3.1(d) shall be replaced in its entirety with the following:

(c) during the Royalty Term, milestone payments (“Milestone Payments”) in the amounts payable according to the following schedule of events upon the specified date or achievement of the specified event:

Amount	Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, the maximum, aggregate Milestone Payments due for each Licensed Product shall be [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

2)In Paragraph 3.1(d), the table shall be replaced with the following:

When Licensed Product is:	the earned royalty rate is:

A Short-acting Licensed Product, (including any Combination Product in which a Short-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where a Valid Claim Covers the applicable Licensed Product

[***]% of Net Sales of the applicable Licensed Product

A Short-acting Licensed Product (including any Combination Product in which a Short-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where no Valid Claim Covers the applicable Licensed Product

[***]%of Net Sales of the applicable Licensed Product

An Intermediate-acting Licensed Product (including any Combination Product in which an Intermediate-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where a Valid Claim Covers the applicable Licensed Product

[***]% of Net Sales of the applicableLicensed Product

An Intermediate-acting Licensed Product (including any Combination Product in which an Intermediate-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where no Valid Claim Covers the applicable Licensed Product

[***]% of Net Sales of the applicableLicensed Product

A Reversal Agent Licensed Product, in countries where a Valid Claim Covers the applicable Licensed Product and solely where such Reversal Agent Licensed Product is sold as a stand-alone product and not as part of a Combination Product

[***]% of Net Sales of the applicableLicensed Product

A Reversal Agent Licensed Product, in countries where no Valid Claim Covers the applicable Licensed Product and solely where such Reversal Agent Licensed Product is sold as a stand-alone product and not as part of a Combination Product

[***]% of Net Sales of the applicableLicensed Product

3)Paragraph 3.3 Due Diligence is hereby replaced with the following:

3.3 Due Diligence.

(a)[***]:

(i)[***];

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

(ii)[***];

(iii)[***];

(iv)[***];

(v)[***];

(vi)[***];

(vii)[***];

(viii)[***];

(ix)[***];

(x)[***];

(xi)[***];

(xii)[***];

(xiii)[***];

(xiv)[***]; and

(xv)[***].

(b)If at any time, Licensee anticipates that it will be unable to meet any of its obligations specified in Paragraphs 3.3(a)(i)-(xv) above, then Licensee will notify Cornell in writing including with such notice a reasonably detailed explanation of the reasons for same.  Within a reasonable time period, Cornell and Licensee will review and assess the circumstances to reset and extend the diligence time frame for the obligation in question and later diligence events.  In the event that Licensee’s failure to achieve one or more diligence events in Paragraphs 3.3(a)(i)-(xv) is due to circumstances outside of Licensee’s control, the Parties agree on the new extended timelines and no penalties will be applied on the Licensee.  In the event that Licensee’s failure to achieve one or more diligence events in Paragraphs 3.3(a)(i)-(xv) is due solely to circumstances within Licensee’s control, Licensee will have the right, one time, to extend the performance deadline by one (1) year upon payment of [***] dollars to Cornell.  If the Licensee’s failure to achieve one or more diligence events in Paragraphs 3.3(a)(i)-(xv) is due solely to circumstances within Licensee’s control, and if the LICENSEE fails to make the payment to extend or has already used said right, Cornell shall have the right and option to either terminate this Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

or convert Licensee's exclusive license to a nonexclusive license.  This right, if exercised by Cornell, supersedes the rights granted in Article 2. In case Cornell decides to convert the license non-exclusive, Licensee has right in its sole discretion to terminate the Agreement.

(c)If at any time during the Term, Licensee has not begun a genuine product or business development program for a specific Licensed Product in any country within the Territory and Cornell receives one or more legitimate inquiries to license Patent Rights for the commercialization of said specific Licensed Product in said country, Cornell shall refer such offers to Licensee.  If Licensee fails to satisfy the market demand (within 25%) in said country of the specific Licensed Product, and Licensee is unable to cure such failure within ninety (90) days from the date of notice, or fails to grant Sublicenses to the inquirers to satisfy such market demand (after Licensee has failed to cure such failure as set forth above), Cornell may then exclude said country, and only said country, from the Territory and license such rights to one or more third parties.

4)Paragraph 1.3 Assignability is hereby replaced with the following:

10.3 Assignability.  This Agreement may not be assigned by either Party, without the written consent of the other Party, such consent not to be unreasonably withheld.

5)These changes do not otherwise change the terms and conditions of the License Agreement.

IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the Third Amendment Date.

Cornell University By: /s/ Brian Kelly Name: Brian J. Kelly, PhD Title: Director, Technology Licensing Date: October 22, 2019	Recro Pharma, Inc. By: /s/ Gerri Henwood Name: Gerri Henwood Title: CEO and President Date: October 21, 2019

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